Exhibit 10.1

AMENDMENT NO. 1 TO

CREDIT AGREEMENT

Dated as of December 22, 2010

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) among THE HILLMAN COMPANIES, INC., a Delaware corporation (“Holdings”), THE HILLMAN GROUP, INC., a Delaware corporation (“HGI” and together with Holdings, the “Borrower”), OHCP HM Acquisition Corp., a Delaware corporation (“OH Holdings”) as a Credit Party and a Guarantor, certain subsidiaries of Holdings as Guarantors and BARCLAYS BANK PLC, as Administrative Agent.

PRELIMINARY STATEMENTS:

(1) The Borrower, OH Holdings, Hillman Investment Company, the banks and other financial institutions from time to time party thereto (collectively, the “Lenders”), the Administrative Agent and the other parties from time to time party thereto have entered into a Credit Agreement, dated as of May 28, 2010 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower, OH Holdings and the Administrative Agent are entering into this Amendment to correct an ambiguity, defect or inconsistency as permitted by Section 10.03 of the Credit Agreement.

(3) Each of the Guarantors has guaranteed the Guaranty Obligations of the Borrower under the Credit Agreement and, in connection with this Amendment, wishes to reaffirm all obligations owing by it thereunder and under any Finance Document to which it is a party.

SECTION 1. Amendment to Section 6.06(a) of the Credit Agreement. Section 6.06(a) of the Credit Agreement is, effective as of the First Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended by amending and restating the second sentence thereof as follows:

(a) “The Collateral Agent shall be named as loss payee or mortgagee, as its interest may appear, with respect to all such property and casualty policies and additional insured with respect to all such other policies (other than workers’ compensation, employee health and directors and officers policies), and (i) each provider of any property or casualty insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that if such insurance carrier shall have received written notice from the Collateral Agent of the occurrence and continuance of an Event of Default, such insurance carrier shall pay all proceeds otherwise payable to Holdings or one or more of its Subsidiaries under such policies directly to the Collateral Agent (which agreement shall be evidenced by a “standard” or “New York” lender’s loss payable endorsement in the name of the Collateral Agent on Accord Form 27) and (ii) that each provider of any insurance (other than workers’ compensation, employee health and directors and officers policies) shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that it will give the Collateral Agent 30 days’ prior written notice before any such policy or policies shall be altered or canceled (which agreement shall be evidenced by a “standard” or “New York” lender’s loss payable or additional insured endorsement, as applicable, in the name of the Collateral Agent on Accord Form 25 or 27, as applicable) and that no act or default of any Group Company or any other Person shall affect the rights of the Collateral Agent or the Lenders under such policy or policies.

SECTION 2. Representations and Warranties. Each of the Credit Parties party hereto hereby represents and warrants to the Administrative Agent that the following statements are true and correct in all material respects:

(a) Each of the Credit Parties party hereto has the corporate, partnership, limited liability company or other necessary power and authority, and the legal right, to execute, deliver and perform this Amendment and the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”), and has taken all necessary action to authorize the execution and delivery of this Amendment and performance of the Amended Credit Agreement;

(b) No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Amended Credit Agreement, except for consents, authorizations, notices and filings which have been obtained or made.

(c) This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligation of each Credit Party party hereto enforceable against such Credit Party in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law);

(d) Neither the execution and delivery by any Credit Party of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions of the Amended Credit Agreement by such Credit Party, nor the exercise of remedies by the Agents and the Lenders hereunder or thereunder, will (i) violate or conflict with any provision of the articles or certificate of incorporation, bylaws, partnership agreement, operating agreement or other organizational or governing documents of such Credit Party, (ii) violate, contravene or conflict with any Law applicable to it or its properties, (iii) violate, contravene or conflict with contractual provisions of, cause an event of default under, or give rise to material increased, additional, accelerated or guaranteed, rights of any Person under, any indenture, loan agreement, mortgage, deed of trust or other instrument, material contract or material lease to which it is a party or by which it may be bound or (iv) result in or require the creation of any Lien upon or with respect to its properties except pursuant to the Finance Documents;

(e) All of the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality) on and as of the First Amendment Effective Date as if made as of such date except to the extent they expressly relate to an earlier date; and

(f) No Default or Event of Default exists or will result from the consummation of the transactions contemplated by this Amendment.

SECTION 3. Reaffirmation. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby (i) acknowledges and reaffirms all obligations owing by it to the Agents and the Lenders under any Finance Document to which it is a party and represents and warrants that, after giving effect to this Amendment, all of its representations and warranties contained in the Finance Documents to which such Guarantor is a party are true, accurate and complete in all material respects except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality) on and as of the First Amendment Effective Date as if made as of such date except to the extent they expressly relate to an earlier date, (ii) agrees that each Finance Document to which it is a party is and shall remain in full force and effect and shall not be impaired or otherwise affected by the execution of this Amendment and (iii) ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted by it, pursuant to and in connection with the Security Agreement and any other Finance Document to which such Guarantor is a party, to the Collateral Agent, on behalf and for the benefit of the Finance Parties referred to therein, as collateral security for the Guaranty Obligations of such Guarantor, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the First Amendment Effective Date. Although each of the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the Guarantors understands that the Borrower, OH Holdings, the Agents and the Lenders, as applicable, shall have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Finance Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Finance Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “First Amendment Effective Date”) when, and only when, the Administrative Agent shall have received a counterpart signature page to this Amendment executed by the Borrower, OH Holdings and the Guarantors.

SECTION 5. Reference to and Effect on the Credit Agreement and the Finance Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Finance Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms of the Credit Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Finance Documents, nor constitute a waiver of any provision of any of the Finance Documents.

(d) This Amendment is a Finance Document.

SECTION 6. Costs, Expenses.

The Borrower agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, all reasonable and documented fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more the one such counterpart.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflicts of laws that would result in the application of any law other than the law of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the First Amendment Effective Date.

THE HILLMAN COMPANIES, INC.
as Borrower

By:	/s/ James P. Waters
	Name:	James P. Waters
	Title:	Chief Financial Officer

THE HILLMAN GROUP, INC. as Borrower

By:	/s/ James P. Waters
	Name:	James P. Waters
	Title:	Chief Financial Officer

OHCP HM ACQUISITION CORP. as a Credit Party and Guarantor

By:	/s/ Kevin Mailender
	Name:	Kevin Mailender
	Title:	Assistant Secretary

HILLMAN INVESTMENT COMPANY as a Guarantor

By:	/s/ James P. Waters
	Name:	James P. Waters
	Title:	Chief Financial Officer

Signature Page – Amendment No. 1

THE HILLMAN GROUP, INC. as a Guarantor

By:	/s/ James P. Waters
	Name:	James P. Waters
	Title:	Chief Financial Officer

ALL POINTS INDUSTRIES, INC. as a Guarantor

By:	/s/ James P. Waters
	Name:	James P. Waters
	Title:	Chief Financial Officer

SUNSUB C INC. as a Guarantor

By:	/s/ James P. Waters
	Name:	James P. Waters
	Title:	Chief Financial Officer

Signature Page – Amendment No. 1

BARCLAYS BANK PLC
as Administrative Agent

By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Assistant Vice President

Signature Page – Amendment No. 1